EXHIBIT 10.14

REGISTRATION RIGHTS AGREEMENT

BETWEEN

LENNAR CORPORATION

AND

MILLROSE PROPERTIES, INC.

DATED

[•], 2024

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated [•], 2024 (this “Agreement”), is between Lennar Corporation, a Delaware corporation (“Parent”), and Millrose Properties, Inc., a Maryland corporation (“SpinCo”).

WHEREAS, in connection with the contribution of land assets by Parent to SpinCo, Parent will be distributing in a partial, taxable spin-off approximately 80% of the outstanding shares of SpinCo Common Stock (as defined below), to holders of Lennar Class A Common Stock and Lennar Class B Common Stock, on a pro rata basis and subject to any elections to receive SpinCo Class B Common Stock (as such terms are defined below) (the “Distribution”);

WHEREAS, in connection with the Distribution, SpinCo will register shares of SpinCo Common Stock under the Securities Act (as defined below) on a registration statement on Form S-11;

WHEREAS, following the Distribution, Parent will effect dispositions of any shares of SpinCo Common Stock that are not distributed in the Distribution (such shares not distributed in the Distribution, the “Retained Shares”) through a subsequent spin-off, split-off, public offering, private sale or any combination of these potential transactions, including pursuant to one or more transactions Registered under the Securities Act (as such terms are defined below);

WHEREAS, SpinCo desires to grant to Parent the Registration Rights (as defined below) for the Registrable Securities (as defined below), subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the parties hereto, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, when used with respect to a specified Person, another Person that controls, is controlled by, or is under common control with the Person specified; provided, however, that, for purposes of this Agreement, SpinCo and its Subsidiaries shall not be considered to be “Affiliates” of Parent and its Subsidiaries (other than SpinCo and its Subsidiaries), and Parent and its Subsidiaries (other than SpinCo and its Subsidiaries) shall not be considered to be “Affiliates” of SpinCo or its Subsidiaries. As used herein, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.

“Block Trade” means an Underwritten Offering not involving any “road show” which is commonly known as a “block trade.”

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions are generally authorized or required by law to close in New York, New York.

“Debt” means any indebtedness of any member of the Parent Group, including debt securities, notes, credit facilities, credit agreements and other debt instruments, including, in each case, any amounts due thereunder.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Exchange Offer” means an exchange offer of Registrable Securities for outstanding securities of Parent.

“Exchanges” means one or more Public Exchanges or Private Exchanges.

“Governmental Authority” means any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign or multinational, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof.

“Kennedy Lewis” means Kennedy Lewis Land and Residential Advisors LLC, a Delaware limited liability company.

“Lennar Class A Stock” means the Class A common stock, par value $0.10 per share, of Parent.

“Lennar Class B Stock” means the Class B common stock, par value $0.10 per share, of Parent.

“Lennar Common Stock” means, collectively, the Lennar Class A Stock and Lennar Class B Stock.

“Management Agreement” means the Management Agreement, dated [•], 2024, by and between SpinCo and Kennedy Lewis.

“Parent” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“Parent Group” means Parent and each Person that is a direct or indirect Subsidiary of Parent as of immediately following the Distribution, and each Person that becomes a Subsidiary of Parent after the Distribution (in each case other than any member of the SpinCo Group).

“Participating Banks” means such investment banks or other Persons that are not part of the Parent Group that engage, directly or indirectly, in any Exchange with one or more members of the Parent Group.

“Permitted Transferee” means any Transferee and any Subsequent Transferee.

“Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Private Exchange” means a private exchange pursuant to which one or more members of the Parent Group shall Sell some or all of their Registrable Securities to one or more Participating Banks in exchange, directly or indirectly, for any equity interest of Parent or the satisfaction of Debt, in a transaction or series of transactions not required to be registered under the Securities Act.

“Prospectus” means the prospectus included in any Registration Statement, all amendments and supplements to such prospectus, including post-effective amendments, and all other material incorporated by reference in such prospectus.

“Public Exchange” means a public exchange pursuant to which one or more members of the Parent Group shall Sell some or all of their Registrable Securities to one or more Participating Banks in exchange, directly or indirectly, for any equity interest of Parent or the satisfaction of Debt, in a transaction or series of transactions registered under the Securities Act.

“Registrable Securities” means any Retained Shares and any securities issued or issuable directly or indirectly with respect to, in exchange for, upon the conversion of or in replacement of the Retained Shares, whether by way of a dividend or distribution or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, exchange or other reorganization. The term “Registrable Securities” excludes any security (i) the offering and Sale of which has been effectively Registered under the Securities Act and which has been Sold in accordance with a Registration Statement, or (ii) that has been Sold pursuant to Rule 144 (or any successor provision) under the Securities Act.

“Registration” means a registration with the SEC of the offer and Sale of any SpinCo Common Stock under a Registration Statement. The terms “Register,” “Registered” and “Registering” shall have a correlative meaning.

“Registration Expenses” means all reasonable and documented expenses incident to the performance of or compliance with this Agreement in the case of any Registration of Retained Shares, including all (i) registration, qualification and filing fees; (ii) expenses incurred in connection with the preparation, printing and filing under the Securities Act of the Registration Statement, any Prospectus and any issuer free writing prospectus and the distribution thereof; (iii) the reasonable fees and expenses of SpinCo’s counsel and independent accountants (including the expenses of any comfort letters or costs associated with the delivery by SpinCo Group members’ independent certified public accountants of comfort letters customarily requested by underwriters); (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the state or foreign securities or blue sky laws and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable fees and expenses of counsel); (v) the costs and charges of any transfer agent and any registrar; (vi) all expenses and application fees incurred in connection with any filing with, and clearance of an offering by, the Financial Industry Regulatory Authority, Inc. (“FINRA”); (vii) printing expenses, messenger, telephone and delivery expenses; and (viii) fees and expenses of listing any Registrable Securities on any securities exchange on which shares of SpinCo Common Stock are then listed; and (ix) the reasonable fees and expenses of legal counsel of Parent; but excluding any internal expenses of SpinCo and Kennedy Lewis, as manager under the Management Agreement (including all salaries and expenses of employees of SpinCo and Kennedy Lewis, as manager under the Management Agreement, performing legal or accounting duties).

“Registration Rights” means the rights of Parent to cause SpinCo to Register Registrable Securities pursuant to this Agreement.

“Registration Statement” means any registration statement of SpinCo filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Sale” means the direct or indirect transfer, sale, assignment, distribution or other disposition of a security. The terms “Sell” and “Sold” have correlative meanings.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Shares” means all shares of SpinCo Common Stock that are beneficially owned by Parent or any Permitted Transferee from time to time, whether or not held immediately following the Distribution.

“Shelf Registration” means a Registration Statement of SpinCo for an offering to be made on a delayed or continuous basis of SpinCo Common Stock pursuant to Rule 415 under the Securities Act (or similar provisions then in effect).

“SpinCo” has the meaning set forth in the preamble to this Agreement and shall include its successors, by merger, acquisition, reorganization or otherwise.

“SpinCo Class A Stock” means the Class A Common Stock, par value $0.01 per share, of SpinCo.

“SpinCo Class B Stock” means the Class B Common Stock, par value $0.01 per share, of SpinCo.

“SpinCo Common Stock” means, collectively, the SpinCo Class A Stock and SpinCo Class B Stock.

“SpinCo Group” means SpinCo and each Person that is a direct or indirect Subsidiary of SpinCo as of immediately following the Distribution, and each Person that becomes a Subsidiary of SpinCo after the Distribution (in each case other than any member of the Parent Group).

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, joint venture or partnership of which such Person (a) beneficially owns, either directly or indirectly, more than fifty percent (50%) of (i) the total combined voting power of all classes of voting securities, (ii) the total combined equity interests or (iii) the capital or profit interests, in the case of a partnership, or (b) otherwise has the power to vote, either directly or indirectly, sufficient securities to elect a majority of the board of directors or similar governing body.

“Underwritten Offering” means a Registration in which securities of SpinCo are Sold to an underwriter or underwriters on a firm commitment basis for reoffering to the public.

1.2 Other Defined Terms. The below terms have the definitions set forth in the sections of this Agreement indicated below.

Term	Section
Agreement	Preamble
Ancillary Filings	2.4(a)(i)
Blue Sky	2.4(a)(ix)
Chosen Courts	4.5(b)
Convertible or Exchange Registration	2.7(a)
Demand Registration	2.1(a)
Distribution	Recitals
FINRA	Recitals
Founder’s Rights Agreement	Recitals
Loss	2.9(a)
Losses	2.9(a)
Registration Period	2.1(c)
Retained Shares	Recitals
SpinCo Notice	2.1(a)
SpinCo Takedown Notice	2.1(f)
Subsequent Transferee	4.3(b)
Takedown Notice	2.1(f)
Transferee	4.3(b)

1.3 General Interpretive Principles. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) Article and Section references are to the Articles and Sections of this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including this Agreement) shall be deemed to include the exhibits, schedules and annexes to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” shall not be exclusive; (g) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (h) unless otherwise specified in a particular case, the word “days” refers to calendar days; (i) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; and (j) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to [•], 2024. The titles to Articles and headings of Sections contained in this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration.

(a) Request. Parent shall have the right (including, for the avoidance of doubt, in connection with its rights pursuant to Section 2.6) to request that SpinCo file a Registration Statement with the SEC on the appropriate registration form for all or part of the Registrable Securities then held by Parent by delivering a written request to SpinCo specifying the aggregate number of shares of Registrable Securities Parent wishes to registered and the intended method of disposition thereof (a “Demand Registration”). Upon receipt of such request, SpinCo shall use its reasonable best efforts to prepare and file a Registration Statement as expeditiously as possible in respect of such Demand Registration and in any event within thirty (30) days of receipt of the request, and use its reasonable best efforts to cause such Registration Statement to become effective as expeditiously as possible. There shall be no limitation on the number of Demand Registrations pursuant to this Section 2.1(a).

(b) Effective Registration. SpinCo shall be deemed to have effected a Registration for purposes of Sections 2.1(a) if the Registration Statement is declared effective by the SEC or becomes effective upon filing with the SEC, and remains effective until the earlier of (i) the date when all Registrable Securities thereunder have been Sold and (ii) (x) in case of a Registration Statement that is not a Shelf Registration Statement, sixty (60) days from the effective date of the Registration Statement, or (y) in the case of a Shelf Registration Statement on Form S-1, 12 months from the effective date of such Shelf Registration Statement, and (z) in the case of a Shelf Registration Statement on any other form, thirty six (36) months from the effective date of such Shelf Registration Statement (such period, as applicable, the “Registration Period”). No Registration shall be deemed to have been effective if the conditions to closing specified in the underwriting agreement or dealer-manager agreement, if any, entered into in connection with such Registration are not satisfied by reason of anything relating to any member of the SpinCo Group. If, during the Registration Period, such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement, the Registration Period shall be extended on a day-for-day basis for any period Parent is unable to complete an offering as a result of such stop order, injunction or other order or requirement of the SEC or other Governmental Authority or the need to update or supplement the Registration Statement.

(c) Underwritten Offering; Exchange Offer. If Parent so indicates at the time of its request pursuant to Section 2.1(a), such offering of Registrable Securities shall be in the form of an Underwritten Offering or an Exchange Offer.

(d) Priority of Securities in an Underwritten Offering. If the managing underwriter or underwriters of a proposed Underwritten Offering, including an Underwritten Offering from a Shelf Registration, pursuant to this Section 2.1 informs Parent in writing that, in its or their opinion, the number of Registrable Securities requested to be included in such Underwritten Offering exceeds the number that can be Sold in such Underwritten Offering without being likely to have an adverse effect on the price, timing or distribution of the Registrable Securities offered or the market for the Registrable Securities offered, then the number of Registrable Securities to be included in such Underwritten Offering shall be reduced to such number that can be Sold without such adverse effect based on the recommendation of the managing underwriter or underwriters and the Registrable Securities to be included in such Underwritten Offering shall be: (i) first, Registrable Securities requested by Parent to be included in such Underwritten Offering; and (ii) second, all other securities requested and otherwise eligible to be included in such Underwritten Offering (including securities to be Sold for the account of SpinCo) on a pro rata basis calculated based on the number of shares requested to be registered. In the event Parent notifies SpinCo that such Registration Statement shall be abandoned or withdrawn, Parent shall not be deemed to have requested a Demand Registration pursuant to Section 2.1(a).

(e) Shelf Registration. At any time after the date hereof when SpinCo is eligible to Register the applicable Registrable Securities on Form S-3 (or a successor form) and Parent is entitled to request Demand Registrations, Parent may request SpinCo to effect a Demand Registration as a Shelf Registration. Following such Shelf Registration, Parent shall have the right to request that SpinCo cooperate in a shelf takedown at any time, including an Underwritten Offering, by delivering a written request thereof to SpinCo specifying the number of shares of Registrable Securities Parent wishes to include in the shelf takedown (“Takedown Notice”). SpinCo shall take all actions reasonably requested by Parent, including the filing of a Prospectus supplement and the other actions described in Section 2.3, in accordance with the intended method of distribution set forth in the Takedown Notice as expeditiously as possible. There shall be no limitations on the number of Underwritten Offerings pursuant to a Shelf Registration.

(f) SEC Form. Except as set forth in the next sentence, SpinCo shall use its reasonable best efforts to cause Demand Registrations to be Registered on Form S-3 (or any successor form), and if SpinCo is not then eligible under the Securities Act to use Form S-3, Demand Registrations shall be Registered on Form S-1 (or any successor form), Form S-11 (or any successor form) or Form S-4 (in the case of an Exchange Offer). If a Demand Registration is a Convertible or Exchange Registration, SpinCo shall effect such Registration on the appropriate Form under the Securities Act for such Registrations. SpinCo shall use its reasonable best efforts to become eligible to use Form S-3 as promptly as practicable and, after becoming eligible to use Form S-3, shall use its reasonable best efforts to remain so eligible. All Demand Registrations shall comply with the applicable requirements of the Securities Act and, together with each Prospectus included, filed or otherwise furnished by SpinCo in connection therewith, shall not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

2.2 Selection of Underwriter(s), Etc. In any Underwritten Offering or Exchange Offer pursuant to Section 2.1, Parent shall select the underwriter(s), dealer-manager(s), financial printer, solicitation, information and/or exchange agent (if any) and counsel to Parent for such Underwritten Offering or Exchange Offer; provided, that Parent shall consult with SpinCo and consider SpinCo’s suggestions, if any, in good faith in connection with such selections.

2.3 Registration Procedures.

(a) In connection with the Registration and/or Sale of Registrable Securities pursuant to this Agreement, through an Underwritten Offering or otherwise, SpinCo shall use reasonable best efforts to effect or cause the Registration and the Sale of such Registrable Securities in accordance with the intended methods of Sale thereof and:

(i) prepare and file the required Registration Statement including all exhibits and financial statements and, in the case of an Exchange Offer, any document required under Rule 425 or Rule 165 with respect to such Exchange Offer (collectively, the “Ancillary Filings”) required under the Securities Act to be filed therewith, and before filing with the SEC a Registration Statement or Prospectus, or any amendments or supplements thereto, (A) furnish to the underwriters or dealer-managers, if any, and to Parent, copies of all documents prepared to be filed, which documents shall be subject to the review and comment of such underwriters or dealer-managers and Parent and their respective counsel, and provide such underwriters or dealers managers, if any, and Parent and their respective counsel reasonable time to review and comment thereon and (B) not file with the SEC any Registration Statement or Prospectus or amendments or supplements thereto or any Ancillary Filing to which Parent or the underwriters or dealer-managers, if any, shall reasonably object;

(ii) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and Exchange Act with respect to the Sale of all of the Shares Registered thereon for the time periods provided by this Agreement;

(iii) notify Parent and the managing underwriter or underwriters or dealer-managers, if any, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by SpinCo (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, when the applicable Prospectus or any amendment or supplement to such Prospectus has been filed, or any Ancillary Filing has been filed, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or such Prospectus or any Ancillary Filing or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order preventing or suspending the use of any preliminary or final Prospectus or any Ancillary Filing or the initiation or threatening of any proceedings for such purposes, (D) if, at any time, the representations and warranties of SpinCo in any applicable underwriting agreement or dealer-manager agreements cease to be true and correct in all material respects, and (E) of the receipt by SpinCo of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or Sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(iv) promptly notify Parent and the managing underwriter or underwriters or dealer-managers, if any, when SpinCo becomes aware of the occurrence of any event as a result of which the applicable Registration Statement or the Prospectus included in such Registration Statement (as then in effect) or any Ancillary Filing contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of such Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus or any Ancillary Filing in order to comply with the Securities Act or Exchange Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC, and furnish without charge to Parent and the managing underwriter or underwriters or dealer-managers, if any, an amendment or supplement to such Registration Statement or Prospectus (including through the filing of a document incorporated by reference therein) or any Ancillary Filing which will correct such statement or omission or effect such compliance;

(v) use its reasonable best efforts to prevent or obtain the withdrawal of any stop order or other order suspending the use of any preliminary or final Prospectus;

(vi) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters or dealer-managers, if any, and Parent may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vii) furnish to Parent and each underwriter or dealer-manager, if any, without charge, as many conformed copies as Parent or underwriter or dealer-manager may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(viii) deliver to Parent and each underwriter or dealer-manager, if any, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as Parent or underwriter or dealer-manager may reasonably request (it being understood that SpinCo consents to the use of such Prospectus or any amendment or supplement thereto by Parent and the underwriters or dealer-managers, if any, in connection with the offering and Sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto) and such other documents as Parent or such underwriter or dealer-manager may reasonably request in order to facilitate the Sale of the Registrable Securities by Parent or such underwriter or dealer-manager;

(ix) on or prior to the date on which the applicable Registration Statement is declared effective or becomes effective, use its reasonable best efforts to register or qualify, and cooperate with Parent, the managing underwriter or underwriters or dealer-managers, if any, and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and Sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as Parent or any managing underwriter or underwriters or dealer-

managers, if any, or their respective counsel reasonably request, and in any foreign jurisdiction mutually agreeable to SpinCo and Parent, in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of Sales and dealings in such jurisdictions of the United States for so long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; provided that SpinCo will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(x) in connection with any Sale of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with Parent and the managing underwriter or underwriters or dealer-managers, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be Sold and not bearing any restrictive Securities Act legends; and to register such Registrable Securities in such denominations and such names as Parent or the underwriters or dealer-managers, if any, may request at least one (1) Business Day prior to such Sale of Registrable Securities; provided that SpinCo may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xi) cooperate and assist in any filings required to be made with FINRA. and each securities exchange, if any, on which any of SpinCo’s securities are then listed or quoted and on each inter-dealer quotation system on which any of SpinCo’s securities are then quoted, and in the performance of any due diligence investigation by any underwriter or dealer-manager (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of each such exchange, and use its reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters or dealer-managers, if any, to consummate the Sale of such Registrable Securities;

(xii) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with the Depository Trust Company; provided that SpinCo may satisfy its obligations hereunder without issuing physical stock certificates through the use of the Depository Trust Company’s Direct Registration System;

(xiii) obtain for delivery to and addressed to Parent and to the underwriter or underwriters or dealer-managers, if any, opinions from outside counsel and the general counsel for SpinCo, in each case dated the effective date of the Registration Statement or, in the event of an Underwritten Offering, the date of the closing under the underwriting agreement or, in the event of an Exchange Offer, the date of the closing under the dealer-manager agreement or similar agreement or otherwise, and in each such case in customary form and content for the type of Underwritten Offering or Exchange Offer, as applicable;

(xiv) in the case of an Underwritten Offering or Exchange Offer, obtain for delivery to and addressed to SpinCo and the underwriter or underwriters or dealer-managers and, to the extent requested, Parent, a comfort letter from SpinCo’s or other applicable independent certified public accountants in customary form and content for the type of Underwritten Offering or Exchange Offer, dated the date of execution of the underwriting agreement or dealer-manager agreement, or, if none, the date of commencement of the Exchange Offer, and brought down to the closing, whether under the underwriting agreement or dealer-manager agreement, if applicable, or otherwise;

(xv) in the case of an Exchange Offer that does not involve a dealer-manager, provide to Parent such customary written representations and warranties or other covenants or agreements as may be requested by Parent comparable to those that would be included in an underwriting agreement or dealer-manager agreement;

(xvi) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable, but no later than ninety (90) days after the end of the twelve (12)-month period beginning with the first day of SpinCo’s first quarter commencing after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder and covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the Registration Statement;

(xvii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(xviii) cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which any of SpinCo’s securities of the same class are then listed or quoted and on each inter-dealer quotation system on which any of SpinCo’s securities of the same class are then quoted;

(xix) provide (A) Parent, (B) the underwriters (which term, for purposes of this Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, of the Registrable Securities to be Registered, (C) the Sale or placement agent therefor, if any, (D) the dealer-manager therefor, (E) counsel for such underwriters or agent or dealer-manager, and (F) any attorney, accountant or other agent or representative retained by Parent or any such underwriter or agent or dealer-manager, as selected by Parent, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and to require the insertion therein of material, furnished to SpinCo in writing, which in the reasonable judgment of Parent and its counsel should be included; and for a reasonable period prior to the filing of such Registration Statement, upon receipt of such confidentiality agreements as SpinCo may reasonably request, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by the parties referred to in (A) through (F) above, all pertinent financial and other records, pertinent corporate and other documents and properties of SpinCo that are available to SpinCo, and cause all of SpinCo’s officers, directors and employees,

Kennedy Lewis, as manager under the Management Agreement (or any successor manager), and the independent public accountants who have certified its financial statements to make themselves available at reasonable times and for reasonable periods to discuss the business of SpinCo and to supply all information available to SpinCo reasonably requested by any such Person in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, subject to the foregoing;

(xx) cause the executive officers of SpinCo and Kennedy Lewis, as manager under the Management Agreement (or any successor manager), to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter or underwriters or dealer-managers in any Underwritten Offering or Exchange Offer and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto;

(xxi) comply with all requirements of the Securities Act, Exchange Act and other applicable laws, rules and regulations, as well as applicable stock exchange rules; and

(xxii) take all other customary steps reasonably necessary to effect the Registration, offering and Sale of the Registrable Securities.

(b) As a condition precedent to any Registration hereunder, SpinCo may require Parent to furnish to SpinCo such information regarding the distribution of such securities and such other information relating to Parent, its ownership of Registrable Securities and other matters as SpinCo may from time to time reasonably request in writing. Parent agrees to furnish such information to SpinCo and to cooperate with SpinCo as reasonably necessary to enable SpinCo to comply with the provisions of this Agreement.

(c) Parent agrees that, upon receipt of any written notice from SpinCo of the occurrence of any event of the kind described in Section 2.3(a)(iv), Parent will forthwith discontinue the Sale of Registrable Securities pursuant to such Registration Statement until Parent’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3(a)(iv), or until Parent is advised in writing by SpinCo that the use of the Prospectus may be resumed, and if so directed by SpinCo, Parent will deliver to SpinCo (at SpinCo’s expense) all copies, other than permanent file copies then in Parent’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event SpinCo shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by Section 2.3(a)(iv) or is advised in writing by SpinCo that the use of the Prospectus may be resumed.

2.4 Holdback Agreements. To the extent requested in writing by the managing underwriter or underwriters of any Underwritten Offering, SpinCo agrees not to, and shall exercise reasonable best efforts to obtain agreements (in the underwriters’ customary form) from its directors, executive officers and any beneficial owner or owners of five percent (5%) or more of SpinCo Common Stock that has a representative on the board of directors of SpinCo not to, directly or indirectly offer, Sell, pledge, contract to Sell (including any short Sale), grant any option to purchase or otherwise Sell any equity securities of SpinCo or enter into any hedging transaction relating to any equity securities of SpinCo during the ninety (90) days beginning on pricing date of such Underwritten Offering (except as part of such Underwritten Offering or any distribution or pursuant to registrations on Form S-8 or S-4 or any successor forms thereto) unless the managing underwriter or underwriters otherwise agree to a shorter period.

2.5 Underwritten Offerings; Exchange Offers. If requested by the managing underwriters for any Underwritten Offering or dealer-managers for any Exchange Offer, SpinCo shall enter into an underwriting agreement or dealer-manager agreement with such underwriters or dealer-managers for such offering; provided, however, that Parent shall not be required to make any representations or warranties to SpinCo or the underwriters or dealer-managers (other than representations and warranties regarding Parent and Parent’s intended method of distribution) or to undertake any indemnification obligations to SpinCo or the underwriters or dealer-managers with respect thereto, except as otherwise provided in Section 2.8 hereof.

2.6 Convertible or Exchange Registration; Registration Rights with Participating Banks.

(a) If Parent offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall be eligible for Registration pursuant to Section 2.1 hereof (a “Convertible or Exchange Registration”).

(b) If one or more members of the Parent Group decides to engage, directly or indirectly, in an Exchange with one or more Participating Banks, SpinCo shall, upon Parent’s request, enter into a registration rights agreement with the Participating Banks in connection with such Exchange, as applicable, on terms and conditions consistent with this Agreement and reasonably satisfactory to SpinCo and the Parent Group.

2.7 Registration Expenses. In the case of any Registration of Retained Shares required pursuant to this Agreement (including any Registration that is delayed or withdrawn) or proposed Underwritten Offering pursuant to this Agreement, Parent shall pay all Registration Expenses regardless of whether the Registration Statement becomes effective or the Underwritten Offering is completed.

2.8 Indemnification.

(a) Indemnification by SpinCo. SpinCo agrees to indemnify and hold harmless, to the full extent permitted by law, Parent, Parent’s Affiliates and their respective officers, directors, employees, advisors, and agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons from and against any and all losses, claims, damages, liabilities (or actions in respect thereof, whether or not such indemnified party is a party thereto) and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus (as defined in Rule 405 under the Securities Act) that SpinCo has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that SpinCo shall not be liable to any particular indemnified party in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to SpinCo by such indemnified party expressly for use in the preparation thereof. This indemnity shall be in addition to any liability SpinCo may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Parent or any indemnified party and shall survive the transfer of such securities by Parent.

(b) Indemnification by Parent. Parent agrees to indemnify and hold harmless, to the full extent permitted by law, SpinCo, its directors, officers, employees, advisors, and agents and each Person who controls SpinCo (within the meaning of the Securities Act and the Exchange Act) from and against any Losses arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which the Sale of such Registrable Securities was Registered under the Securities Act (including any final or preliminary Prospectus contained therein or any amendment thereof or supplement thereto or any documents incorporated by reference therein), or any such statement made in any free writing prospectus issued in connection with the Sale that SpinCo has filed or is required to file pursuant to Rule 433(d) under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading to the extent, but, in each case (i) or (ii), only to the extent, that such untrue statement or omission is made in reliance upon and conformity with any information furnished in writing by Parent to SpinCo specifically for inclusion in such Registration Statement, Prospectus, preliminary Prospectus or free writing prospectus. In no event shall the liability of Parent hereunder be greater in amount than the dollar amount of the net proceeds received by Parent (or the fair value of the securities received in an Exchange Offer or distributed in a spin-off or distribution) under the Sale of the Registrable Securities giving rise to such indemnification obligation. This indemnity shall be in addition to any liability Parent may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SpinCo or any indemnified party.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent that it is materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent, but such consent may not be unreasonably withheld, conditioned or delayed. If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action without the consent of the indemnified party, which consent may not be unreasonably withheld, conditioned or delayed. No indemnifying party shall consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm at any one time (in addition to local counsel) from all such indemnified party or parties unless (x) the employment of more than one counsel has been authorized in writing by the indemnified party or parties, (y) an indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties or (z) a conflict or potential conflict exists or may exist (based on advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d) Contribution. If for any reason the indemnification provided for in Section 2.8(a) or Section 2.8(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 2.8(a) or Section 2.8(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything in this Section 2.8(d) to the contrary, no indemnifying party (other than SpinCo) shall be required pursuant to this Section 2.8(d) to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party from the Sale of

Registrable Securities in the offering to which the Losses of the indemnified parties relate (before deducting expenses, if any) exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.8(d). Notwithstanding the provisions of this Section 2.8(d), Parent shall not be required to contribute any amount in excess of the dollar amount of the net proceeds received by Parent (or the fair value of the securities received in an Exchange Offer or distributed in a spin-off or distribution) under the Sale of the Registrable Securities giving rise to such indemnification obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party hereunder shall be deemed to include, for purposes of this Section 2.8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8(a) and Section 2.8(b) hereof without regard to the relative fault of said indemnifying parties or indemnified party.

2.9 Reporting Requirements; Rule 144. Until the expiration or termination of this Agreement in accordance with its terms, SpinCo shall be and remain in compliance with the periodic filing requirements imposed under the SEC’s rules and regulations, including the Exchange Act, and any other applicable laws or rules, and shall timely file such information, documents and reports as the SEC may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. If SpinCo is not required to file such reports, it will, upon the request of Parent, make publicly available such necessary information for so long as necessary to permit Sales pursuant to Rule 144 or Regulation S under the Securities Act, and it will take such further action as Parent may reasonably request, all to the extent required from time to time to enable Parent to Sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Regulation S under the Securities Act, as such Rules may be amended from time to time, or (b) any rule or regulation hereafter adopted by the SEC. From and after the date hereof through the first anniversary of the date upon which Parent no longer owns any Registrable Securities, SpinCo shall forthwith upon request furnish Parent (i) a written statement by SpinCo as to whether it has complied with such requirements and, if not, the specifics thereof, (ii) a copy of the most recent annual or quarterly report of SpinCo, and (iii) such other reports and documents filed by SpinCo with the SEC as Parent may reasonably request in availing itself of an exemption for the Sale of Registrable Securities without registration under the Securities Act.

2.10 Other Registration Rights. SpinCo shall not grant to any Persons the right to request SpinCo to Register any equity securities of SpinCo, or any securities convertible or exchangeable into or exercisable for such securities, whether pursuant to “demand,” “piggyback,” or other rights, unless such rights are subject and subordinate to the rights of Parent under this Agreement.

2.11 Suspension of Registration. If the filing, initial effectiveness or continued use of a Registration Statement would, as reasonably determined in good faith by SpinCo, require the disclosure of material non-public information that SpinCo has a bona fide business purpose to keep confidential and the disclosure of which would have a material adverse effect on any active proposal by SpinCo or any of its Subsidiaries to engage in any material acquisition, merger, consolidation, tender offer, other business combination, reorganization or other material transaction, SpinCo may, upon giving prompt written notice of such action to Parent, postpone the filing or effectiveness of such Registration (a “Registration Suspension”) for a period not to exceed thirty (30) days; provided, however, that SpinCo may exercise a Registration Suspension no more than one (1) time in any twelve (12)-month period. Notwithstanding the foregoing, no such delay shall exceed such number of days that SpinCo determines in good faith to be reasonably necessary. SpinCo shall (i) immediately notify Parent upon the termination of any Registration Suspension, (ii) amend or supplement the Prospectus, if necessary, so it does not contain any untrue statement or omission therein and (iii) furnish to Parent such numbers of copies of the Prospectus as so amended or supplemented as Parent may reasonably request. In addition, SpinCo may decline to effect a Demand Registration if, as reasonably determined in good faith by SpinCo, the transaction contemplated by the Demand Registration would (i) violate any applicable law, regulation, court order, judgment or similar equivalent; (ii) jeopardize SpinCo’s ability to maintain its qualification as a real estate investment trust within the meaning of Section 856 through 860 of the Internal Revenue Code of 1986, as amended; or (iii) violate any provision in SpinCo’s charter or bylaws. Any such election to decline by SpinCo must include the reasons for such election.

ARTICLE III

MISCELLANEOUS

3.1 Term. This Agreement shall terminate as of the time that there are no Registrable Securities, except for the provisions of Section 2.7 and Section 2.8 and all of this Article III, which shall survive any such termination.

3.2 Notices. All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and except as provided herein, shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by certified mail, return receipt requested, by electronic mail (“e-mail”), so long as confirmation of receipt of such e-mail is requested and received, to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 3.2):

(a)	If to Parent:

Lennar Corporation

[redacted]

Attention: [redacted]

Email: [redacted]

with a copy (which will not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP

[redacted]

Email: [redacted]

(b)	If to SpinCo:

Millrose Properties, Inc.

[redacted]

Attention: [redacted]

Email: [redacted]

with a copy (which will not constitute notice) to:

Kennedy Lewis Land and Residential Advisors LLC

[redacted]

Attention: [redacted]

Email: [redacted]

A party may, by notice to the other party, change the address to which such notices are to be given or made.

3.3 Successors, Assigns and Transferees. The provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the parties and their respective successors and permitted assigns. SpinCo may assign this Agreement at any time in connection with a Sale or acquisition of SpinCo, whether by merger, consolidation, Sale of all or substantially all of SpinCo’s assets, or similar transaction, without the consent of Parent; provided that the successor or acquiring Person agrees in writing to assume all of SpinCo’s rights and obligations under this Agreement. Parent may assign this Agreement to any member of the Parent Group or at any time in connection with a sale or acquisition of Parent, whether by merger, consolidation, sale of all or substantially all of Parent’s assets, or similar transaction, without the consent of SpinCo.

3.4 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are, or are to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the parties.

3.5 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement will be governed by, and construed under, the laws of the state of Delaware, without regard to conflicts of laws principles that would apply the laws of any other jurisdiction.

(b) Each party irrevocably agrees that any litigation relating to any dispute with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely in the case that the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) (the “Chosen Courts”). Each of the parties hereto hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the Chosen Courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Chosen Courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any dispute with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the Chosen Courts, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by applicable law, any claim that (A) the dispute in such court is brought in an inconvenient forum, (B) the venue of such dispute is improper, or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by applicable law, each Party hereby consents to the service of process in accordance with Section 3.2; provided that (x) nothing herein shall affect the right of any party to serve legal process in any other manner permitted by law and (y) each such party’s consent to jurisdiction and service contained in this Section 3.5(b) is solely for the purpose referred to in this Section 3.5(b) and shall not be deemed to be a general submission to said courts or in the State of Delaware other than for such purpose.

(c) EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

3.6 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof or thereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, SpinCo and Parent shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the parties, provided that if Parent or any of its Affiliates owns Registrable Securities, no change to this Agreement will be effected without the written consent of Parent if such amendment or waiver adversely affects the rights of Parent or such Affiliates of Parent.

3.7 Amendment; Waiver.

(a) This Agreement may not be amended or modified and waivers and consents to departures from the provisions hereof may not be given, except by an instrument or instruments in writing making specific reference to this Agreement and signed by SpinCo and Parent; provided that if Parent or any of its Affiliates owns Registrable Securities, no amendment to or waiver of any provision in this Agreement will be effected without the written consent of Parent if such amendment or waiver adversely affects the rights of Parent or such Affiliates of Parent.

(b) Waiver by a party of any default by the other party of any provision of this Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other party. No failure or delay by a party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

3.8 Registrations, Exchanges, etc. Notwithstanding anything to the contrary that may be contained in this Agreement, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) any shares of SpinCo Common Stock, now or hereafter authorized to be issued, (b) any and all securities of SpinCo into which the shares of SpinCo Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by SpinCo and (c) any and all securities of any kind whatsoever of SpinCo or any successor or permitted assign of SpinCo (whether by merger, consolidation, Sale of assets or otherwise) which may be issued on or after the date hereof in respect of, in conversion of, in exchange for or in substitution of, Registrable Shares of SpinCo Common Stock, and shall be appropriately adjusted for any stock dividends, or other distributions, stock splits or reverse stock splits, combinations, recapitalizations, mergers, consolidations, exchange offers or other reorganizations occurring after the date hereof.

3.9 Further Assurances. In addition to the actions specifically provided for elsewhere in this Agreement, but subject to the express limitations of this Agreement, each of the parties shall use reasonable best efforts, prior to, on and after the Distribution, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws and agreements to consummate and make effective, the transactions contemplated by this Agreement.

3.10 Third-Party Beneficiaries. Except for any Person expressly entitled to indemnification rights under this Agreement, (a) the provisions of this Agreement are solely for the benefit of the parties hereto and are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third Person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

3.11 Counterparts. This Agreement may be executed in one (1) or two (2) counterparts, all of which shall be considered one and the same agreement, and shall become effective when one (1) or two (2) counterparts have been signed by the two parties and delivered to the other party. Each party acknowledges that it and the other party may execute this Agreement by facsimile, stamp or mechanical signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp or mechanical signature) by facsimile or by e-mail (including portable document format (PDF) or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be effective as delivery of such executed counterpart of this Agreement. Each party expressly adopts and confirms each such facsimile, stamp or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile or by e-mail (including portable document format (PDF) or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com)) made in its respective name as if it were a manual signature delivered in person, agrees that it will not assert that any such signature or delivery is not adequate to bind such party to the same extent as if it were signed manually and delivered in person and agrees that, at the reasonable request of the other party at any time, it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof) and delivered in person, by mail or by courier.

[The remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

LENNAR CORPORATION

By:
Name:
Title

MILLROSE PROPERTIES, INC.

By:
Name:
Title

[Signature Page to Registration Rights Agreement]